UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

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Nevada	333-25526	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 N. Rocky Point Drive, Suite 420

Tampa, FL 33607

(Address of Principal Executive Offices) (Zip Code)

(701) 353-5425

(Registrant’s telephone number, including area code)

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(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 1, 2024, Upexi, Inc. (the “Company”) (NASDAQ: UPXI) closed a sale transaction in which, effective as of June 30, 2024, it sold 100% of the outstanding stock of its wholly owned subsidiary E-Core Technology, Inc., a Florida corporation (d/b/a New England Technology, Inc.) (“Neti”), to E-Core Holdings, LLC, a Florida limited liability company (the “Buyer”) pursuant to the terms of an Agreement to Unwind Securities Purchase Agreement dated July 31, 2024 (the “Agreement”).  The principals of the Buyer are the three individuals from whom the Company acquired Neti in October 2022.  The purchase price in the transaction was $2,000,000 paid by the Buyer to the Company at closing.  In addition, in connection with the closing of the transaction (i) the Company was released as a guarantor from Neti’s commercial loan facility, and (ii) all subordinated promissory notes issued by the Company in connection with the Company’s initial acquisition of Neti were cancelled and any outstanding principal and interest thereunder was deemed paid in full.  The Agreement contains standard representations and warranties, conditions to closing, and covenants, for a transaction of this nature.

Item 8.01 Other Events.

On August 5, 2024, the Company issued a press release announcing its entry into the Agreement and the closing of the transactions set forth therein, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Agreement to Unwind Securities Purchase Agreement, dated July 31, 2024.
99.1	Press Release dated August 5, 2024.
104	Cover page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPEXI, INC.

Dated: August 5, 2024	/s/ Andrew Norstrud
Andrew Norstrud
Chief Financial Officer

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